INVESTMENT
                                 GRADE
                                 MUNICIPAL
                                 INCOME
                                 FUND INC.

                                 ---------------------------------------------
                                 March 31, 2001
                                 ---------------------------------------------

                                                               SEMIANNUAL REPORT



www.ubspainewebber.com
                                               [LOGO] UBS|PaineWebber

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                   SEMIANNUAL REPORT


                                                                    May 15, 2001

Dear Shareholder,

   We present you with the semiannual report for the Investment Grade Municipal Income Fund Inc. for the six-month period ended March 31, 2001.

MARKET REVIEW

[GRAPHIC OMITTED]

Conditions remained very strong for the municipal market in the six-month period ended March 31, 2001. During the period, the 15- to 30-year maturities served as the best-performing area of the municipal yield curve. The period also saw substantial interest rate changes. Prompted by forecasts of zero and below-zero economic growth for the first quarter, combined with plummeting stock market prices, standstill manufacturing activity and falling consumer confidence, the Federal Reserve (the "Fed") slashed the Fed Funds rate (the rate the Fed charges for overnight loans) twice in January by a total of 1%. That reduction included the unusual move of announcing one cut outside the Fed's regularly scheduled Federal Open Market Committee meeting. That was followed by another 50 basis point (a basis point equals 1/100th of one percent) rate cut at the March 20 session. Post-period, the Fed again lowered rates two times by a combined 100 basis points, dropping the Fed Funds rate to 4.0%.

   Signs pointing to the future direction of the economy were mixed. The U.S. Department of Labor reported unemployment claims that, while more numerous than in the same period a year ago, were fewer than the number needed to clearly point toward a recession. Meanwhile, the U.S. Department of Commerce reported that consumer spending increased 0.3% and incomes rose 0.5% in March, despite the stock market's


PORTFOLIO REVIEW
-------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS, PERIODS ENDED 3/31/01

NET ASSET VALUE RETURNS           FUND               LIPPER MEDIAN(1)
-------------------------------------------------------------------------------
6 Months                             4.95%                  8.50%
1 Year                               9.07                  13.56
5 Years                              6.12                   6.75
Since Inception 11/6/92              6.77                   7.24
-------------------------------------------------------------------------------

MARKET PRICE RETURNS              FUND               LIPPER MEDIAN(1)
-------------------------------------------------------------------------------
6 Months                            12.56%                 10.46%
1 Year                              25.26                  18.53
5 Years                              9.04                   6.66
Since Inception 11/6/92              6.70                   6.45
-------------------------------------------------------------------------------

(1) Lipper General Municipal Debt (Leveraged) Funds Median
Inception returns for Lipper Median are shown as of nearest month-end of the Fund's inception:October 31, 1992.
Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.

-------------------------------------------------------------------------------


  We are pleased to announce that, effective May 1, 2001, Mitchell Hutchins Asset Management Inc. has changed its name to Brinson Advisors, Inc. Brinson Advisors is a member of UBS Asset Management, a global financial leader with more than $400 billion in assets under management.

  Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

  o A global perspective on markets and economies

  o An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

  (continued on page 3)

-------------------------------------------------------------------------------

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
        INVESTMENT GRADE MUNICIPAL
        INCOME FUND INC.

        INVESTMENT GOAL:
        High level of current
        income exempt from
        federal income tax,
        consistent with
        preservation of capital

        PORTFOLIO MANAGER:
        Frank Biondo
        Brinson Advisors, Inc.

        COMMENCEMENT:
        November 6, 1992

        NYSE SYMBOL:
        PPM

        DIVIDEND PAYMENTS:
        Monthly
--------------------------------------------------------------------------------

   poor performance and higher energy prices.

   Investors sought out fixed income investments during this period of uncertainty, as the 90-day U.S. Treasury returned 5.80% for the fiscal year. Yields, which rose with rising interest rates during the first half of the period, began to decline at period-end.


SHARE PRICE, DIVIDEND AND YIELD                         3/31/01
-------------------------------------------------------------------------------
Market Price                                             $15.00
Net Asset Value                                          $16.05
12-Month Dividend ended 3/31/01                           $0.90
March Dividend                                          $0.0750
Market Yield                                              6.00%
NAV Yield                                                 5.61%
IPO Yield                                                 6.00%
-------------------------------------------------------------------------------

Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]

During the six-month period ended March 31, 2001, the Fund outperformed the Lipper Median by 210 basis points based on market price returns. Based on net asset value returns, the Fund underperformed its Lipper peer group by 355 basis points. The Fund continued to employ a barbell strategy, adding to positions in the two-year and the 13- to 15-year areas of the curve. Longer maturities did well in a declining interest rate environment. We avoided the intermediate area of the curve, which we believed was unattractive from a risk/reward basis.

   The Fund's duration (a measure of a bond fund's sensitivity to interest rates) remained generally short with respect to the benchmark, a result of the limited supply of attractive securities. We continue to purchase structures with good total return attributes. In a slowing economy, we have heightened concern about issues that are susceptible to an economic downturn, and are paying close attention to the Fund's credits for any deterioration.

NEW PORTFOLIO MANAGER

On February 7, 2001, Frank Biondo joined Brinson Advisors as Director and head municipal trader. Effective, March 5, 2001, Mr. Biondo assumed the sole responsibility as portfolio manager of the Investment Grade Municipal Income Fund. Prior to joining the firm, he was a Vice President at Morgan Stanley Dean Witter Investment Group, where he was an assistant portfolio manager and trader for $1.2 billion in separately managed accounts. Frank Biondo has more than eight years of tax-exempt and taxable fixed income experience. He holds a B.S. in Accounting and Economics from New York University.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                  SEMIANNUAL REPORT

PORTFOLIO STATISTICS


CHARACTERISTICS*                                   3/31/01         9/30/00
-------------------------------------------------------------------------------
Net Assets ($mm)                                   $246.2          $244.8
Weighted Avg Maturity                             14.9 yrs        14.8 yrs
Weighted Avg Duration                              3.9 yrs         4.5 yrs
Weighted Avg Coupon                                 6.2%            6.2%
AMT Paper                                            0%              0%
Leverage                                            32.5%           32.7%
Callable/Maturing Within Five Years                 21.3%           24.5%
Callable/Maturing Beyond Five Years                 77.0%           74.0%
-------------------------------------------------------------------------------

CREDIT QUALITY*                                    3/31/01         9/30/00
-------------------------------------------------------------------------------
Cash and Other Assets in Excess of Liabilities       2.0%            5.0%
AAA/Aaa                                             46.2            42.4
AA/Aa                                               30.6            33.0
A/A                                                  5.8             7.4
BBB/Baa                                              8.3             5.6
Non-Rated                                            7.1             6.6
-------------------------------------------------------------------------------
Total                                              100.0%          100.0%


TOP TEN STATES*                  3/31/01                              9/30/00
-------------------------------------------------------------------------------
Texas                               24.0%   Texas                       24.0%
New York                            10.8    New York                    12.5
Illinois                            10.5    Illinois                    10.5
Indiana                              6.3    Indiana                      6.1
Virginia                             4.3    Virginia                     4.4
Pennsylvania                         4.1    Pennsylvania                 4.1
California                           4.0    Connecticut                  3.6
Connecticut                          3.7    Kentucky                     3.2
Kentucky                             3.3    Wisconsin                    3.1
Nevada                               2.9    Nevada                       2.9
-------------------------------------------------------------------------------
Total                               73.9%   Total                       74.4%


TOP FIVE SECTORS*                3/31/01                              9/30/00
-------------------------------------------------------------------------------
Water                               16.2%   Water                       16.6%
Power                               12.7    Power                       13.1
Hospital                            10.9    Hospital                    10.9
General Obligations                  7.8    Lease                        6.6
Lease                                6.3    General Obligations          6.2
-------------------------------------------------------------------------------
Total                               53.9%   Total                       53.4%


* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.



-------------------------------------------------------------------------------
    (continued)

  o Innovative thought leadership and investment ideas

  o A dedication to providing personal client service and personalized business solutions.

  This change will not impact the management of your fund.

SEMIANNUAL REPORT

OUTLOOK
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Looking ahead, we see a continuation of municipals' ability to be the best performing asset class on a tax-adjusted basis as it has over the past three years. We will look for improving credit conditions as we monitor lower-rated, investment-grade bonds. While first-quarter growth and inflation figures did not give a clear picture of future direction, we will need to continue monitoring these and other economic factors as the economy struggles to pull out of its half-year doldrums. Going forward, we will also look for opportunities to further diversify across the yield curve. We are monitoring the lower rated bonds in the investment grade category for stable and improving credits that may offer above average yield. As in the past, we continue to look for structures that may be out of favor, such as deep market discounts and bonds with sinking funds and call features, in an effort to provide clients with competitive total returns.



   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds(2) please contact your Financial Advisor or visit us at www.ubspainewebber.com.



Sincerely,


/s/ BRIAN M. STORMS                         /S/ FRANK J. BIONDO

BRIAN M. STORMS                             Frank J. Biondo
President and Chief Executive Officer       Portfolio Manager, Investment Grade
Brinson Advisors, Inc.                      Municipal Income Fund Inc.
                                            Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended March 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



PORTFOLIO OF INVESTMENTS                             MARCH 31, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               MOODY'S       S&P       MATURITY        INTEREST
  (000)                                               RATING      RATING        DATES           RATES          VALUE
 -------                                             --------     -------      ------          -------         -----
LONG-TERM MUNICIPAL BONDS--98.00%

ALABAMA--1.88%

$  4,600  Jefferson County Sewer Revenue
            Series A (FGIC Insured) ................... Aaa       AAA          02/01/27          5.375%     $ 4,630,314
                                                                                                             -----------
ALASKA--2.76%

  6,540   Valdez Marine Terminal B.P. Pipeline
            (Alaska) Inc. Project ......................Aa1       AA+         12/01/25          7.000         6,793,229
                                                                                                             -----------

ARKANSAS--0.78%

  1,930   Little Rock Capital Improvement Revenue
            Parks & Recreation Projects Series A .......NR        NR           01/01/18          5.700        1,911,337
                                                                                                              ----------
CALIFORNIA--3.99%

  1,000   California Educational Facilities Authority
            L.A. College of Chiropractic Medicine...... Baa2      NR            11/01/17          5.600         993,540
  3,000   California Statewide Communities
            Development Authority
             Irvine Apartment Communities Series A-3... Baa2      BBB           05/17/10          5.100       3,043,560
  2,150   Fontana Redevelopment Agency Tax Allocation
            Jurupa Hills Redevelopment Project A........NR        BBB+          10/01/17          5.500       2,153,397
  3,500   Metropolitan Water District of Southern
            California  Waterworks Series A.............Aaa       AAA           03/01/18          5.250       3,623,480
                                                                                                              ----------
                                                                                                              9,813,977
                                                                                                              ----------
COLORADO--2.80%

  5,950   Arapahoe County Capital Improvement Trust Fund
            Highway Revenue (Pre-refunded with U.S.
            Government Securities to 08/31/05 @103).... Aaa       AAA           08/31/26          7.000       6,905,511
                                                                                                              ----------

CONNECTICUT--3.66%

  8,590   Connecticut Housing Finance Authority
            Series A & B............................... Aa2       AA    05/15/14 to 11/15/23  6.200 to 6.750  9,007,249
                                                                                                              ----------
GEORGIA--0.21%

    500   Georgia Municipal Electric Authority Power
            Revenue Series B............................A3        A             01/01/16          6.375         521,725
                                                                                                              ----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


PRINCIPAL
 AMOUNT                                               MOODY'S       S&P       MATURITY        INTEREST
  (000)                                               RATING      RATING        DATES           RATES          VALUE
 -------                                             --------     -------      ------          -------         -----
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

ILLINOIS--10.54%

$ 1,890   Illinois Toll & Highway Authority Series A
            (Pre-refunded with U.S. Government
            Securities to 01/01/03 @ 102)
            (FGIC Insured)............................. Aaa       AAA           01/01/16          6.200%    $  2,016,498
  2,650   University of Illinois Auxiliary Facilities.. Aa3       AA-           04/01/22          5.750        2,689,432
  7,380   Chicago Gas Supply Revenue People's Gas...... Aa3       AA-           03/01/15          6.875        7,722,653
  5,000   Chicago Park District Parking Facility
            Revenue.................................... Baa1      A             01/01/14          6.250        5,307,150
    250   Metropolitan Pier & Exposition Authority..... Aa3       AA-           06/15/27          6.500          261,570
  6,350   Metropolitan Pier & Exposition Authority
            (Pre-refunded with U.S. Government
            Securities to 06/15/03 @ 102).............. Aaa       AAA           06/15/27          6.500        6,890,004
  1,000   Naperville Electric Revenue.................. Aa2       AA            05/01/12          5.700        1,059,090
                                                                                                              ----------
                                                                                                              25,946,397
                                                                                                              ----------

INDIANA--6.15%

  1,430   Indiana Transportation Finance Authority
            Airport Facilities Series A................ A1        AA            11/01/16          6.250        1,481,294
  6,000   Indianapolis Gas Utility Revenue Series A
            (Pre-refunded with U.S. Government
             Securities to 06/01/02 @ 102)
             (FGIC Insured)............................ Aaa       AAA           06/01/23          6.200        6,322,440
  2,000   Indianapolis Local Public Improvement
              Bond Bank................................ Aa2       AA-           07/01/10          6.000        2,138,400
  4,000   Marion County Hospital Authority
             Methodist Hospital
            of Indiana (Escrowed to maturity).......... Aa3       AAA           09/01/13          6.500        4,065,720
  1,000   Purdue University Student Fee Revenue
            Series B (Pre-refunded with U.S. Government
            Securities to 01/01/05 @ 103).............. Aa2       AA            07/01/15          6.700        1,131,800
                                                                                                              ----------
                                                                                                              15,139,654
                                                                                                              ----------

KENTUCKY--3.27%

  7,750   Boone County Pollution Control Revenue
            Dayton Power & Light Co.................... A2        BBB+          11/15/22          6.500        8,047,057
                                                                                                              ----------
MASSACHUSETTS--2.58%

  6,000   Massachusetts Water Resources Authority
            Series A (Pre-refunded with U.S.
            Government  Securities to
            07/15/02 @ 102)............................ Aaa       AAA           07/15/21          6.500        6,363,180
                                                                                                              ----------
NEVADA--2.88%

  6,750   Clark County Pollution Control Revenue
            Nevada Power Company Project Series B
            (FGIC Insured)............................. Aaa       AAA           06/01/19          6.600        7,081,763
                                                                                                              ----------



INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



PRINCIPAL
 AMOUNT                                               MOODY'S       S&P       MATURITY        INTEREST
  (000)                                               RATING      RATING        DATES           RATES          VALUE
 -------                                             --------     -------      ------          -------         -----

LONG-TERM MUNICIPAL BONDS--(CONTINUED)

NEW JERSEY--0.89%

$ 2,000   New Jersey Transportation Trust Fund Authority
            Transportation Systems Series A............ Aa2       AA            06/15/11          5.500%    $ 2,201,700
                                                                                                              ----------
NEW YORK--10.83%

  1,150   New York City General Obligation Series C,
            Subseries C-1 (Pre-refunded with U.S.
            Government Securities to
            08/01/02 @ 101 1/2)........................ Aaa       A             08/01/17          7.000        1,224,485
    400   New York City General Obligation Series H.... A2        A        .    02/01/16          7.000          418,604
  2,000   New York City General Obligation Series H
            (Pre-refunded with U.S. Government
            Securities to 02/01/02 @ 101 1/2).......... Aaa       A             02/01/16          7.000        2,093,700
  1,000   New York State Dormitory Authority Revenue
            City University Series 2................... A3        AA-           07/01/28          5.000          960,120
  6,000   New York State Local Government Assistance
            Corporation Series B (Pre-refunded with
            U.S. Government Securities
            to 04/01/02 @ 102)......................... Aaa       AA-           04/01/21          6.250        6,303,360
  1,500   New York State Medical Care Facilities
            Finance Agency
            Revenue-Hospital and Nursing Homes Series D
            (Pre-refunded with U.S. Government
            Securities to
            02/15/03 @ 102) (FHA Insured).............. NR        AAA           02/15/31          6.600        1,618,005
  8,695   New York City Municipal Water Finance Authority
            Water & Sewer System Series A.............. Aa2       AA    06/15/17 to 06/15/21  6.000 to 6.250   8,915,493
  5,500   New York City Transitional Finance
            Authority Revenue
            Future Tax Secured Series B................ Aa2       AA+           11/15/23          4.750        5,122,205
                                                                                                              ---------
                                                                                                              26,655,972
                                                                                                              ---------
NORTH CAROLINA--2.35%

  2,700   North Carolina Eastern Municipal Power Agency
            Series A (Escrowed to maturity).............Baa3      BBB           01/01/21          6.400        3,135,807
  1,630   North Carolina Municipal Power Agency
            Catawba Electric Revenue....................Baa1      BBB+          01/01/17          6.250        1,662,486
    920   North Carolina Municipal Power Agency
            Catawba Electric Revenue (Pre-refunded with
            U.S. Government Securities
            to 01/01/03 @ 102)......................... NR        BBB+          01/01/17          6.250          980,554
                                                                                                              ----------
                                                                                                               5,778,847
                                                                                                              ----------
PENNSYLVANIA--4.09%

  2,500   Pennsylvania Turnpike Commission
            Turnpike Revenue Series N
            (FGIC Insured)............................. Aaa       AAA           12/01/19          5.500        2,506,950
  2,680   Philadelphia School District Series A
            (MBIA Insured)............................. Aaa       AAA           04/01/15          5.250        2,755,764
  5,000   Northumberland County Authority
            Guaranteed Lease  Revenue-Mountain
            View Manor Project......................... NR        NR            10/01/20          7.000        4,820,150
                                                                                                              ----------
                                                                                                              10,082,864
                                                                                                              ----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


PRINCIPAL
 AMOUNT                                               MOODY'S       S&P       MATURITY        INTEREST
  (000)                                               RATING      RATING        DATES           RATES          VALUE
 -------                                             --------     -------      ------          -------         -----
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

RHODE ISLAND--2.57%

$ 6,175   Rhode Island Housing & Mortgage Finance
            Corporation Homeownership Opportunity
            Series 10-A................................ Aa2       AA+           04/01/27          6.500%    $  6,339,687
                                                                                                              ----------
SOUTH CAROLINA--2.62%

  6,290   Richland County Pollution Control Revenue
            Union Camp Corporation Project Series C.... Baa1      BBB+          11/01/20          6.550        6,443,413
                                                                                                              ----------
TEXAS--24.03%

  5,000   Texas Health Facilities Development Corporation
            All Saints Episcopal Hospital Series B
            (MBIA Insured)..............................Aaa       AAA           08/15/22          6.250        5,217,750
  4,000   Coastal Bend Health Facilities
            Incarnate Word Health
            Services (Escrowed to maturity)
            (AMBAC Insured)............................ Aaa       AAA           01/01/17          6.300        4,435,960
 10,000   Colorado River Texas Municipal Water District
            Water Revenue (AMBAC Insured)...............Aaa       AAA           01/01/21          5.150        9,822,900
  7,849   Harris County Texas Lease++...................NR        NR            05/01/20          6.750        7,776,469
    915   Harris County Toll Road (AMBAC Insured)...... Aaa       AAA           08/15/17          6.500          967,192
  4,750   Harris County Toll Road
            Subordinated Lien Revenue.................. A2        AA+           08/01/14          6.750        4,892,120
  3,007   Houston Community College System
            Certificates of Participation++.............NR        NR            06/15/25          7.875        3,007,065
  2,000   Houston Refunding & Public Improvement
            Series A................................... Aa3       AA-           03/01/15          5.250        2,046,720
  3,000   Houston Water & Sewer System Revenue
            Junior Lien Series C (FGIC Insured).........Aaa       AAA           12/01/22          5.250        3,012,210
  5,795   Houston Water & Sewer System Revenue
            Junior Lien Series C (Pre-refunded with U.S.
            Government Securities to 12/01/01 @ 102)
            (AMBAC Insured).............................Aaa       AAA           12/01/17          6.375        6,007,329
  1,000   Houston Water & Sewer System Revenue
            Prior Lien Series B (Pre-refunded with U.S.
            Government Securities to 12/01/02 @ 102)... Aaa       A+            12/01/14          6.375        1,046,830
  2,350   Port Corpus Christi Industrial
            Development Revenue  Valero Energy
            Corporation Series C....................... Baa3      BBB-          04/01/18          5.400        2,177,392
  6,750   Sabine River Authority Pollution Control
            Revenue Texas Utilities Electric
            Company (FGIC Insured)......................Aaa       AAA           10/01/22          6.550        7,047,000
  1,875   San Antonio Electric & Gas Revenue
            Series A................................... Aa1       AA            02/01/21          4.500        1,700,700
                                                                                                              ----------
                                                                                                              59,157,637
                                                                                                              ----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



PRINCIPAL
 AMOUNT                                               MOODY'S       S&P       MATURITY        INTEREST
  (000)                                               RATING      RATING        DATES           RATES          VALUE
 -------                                             --------     -------      ------          -------         -----
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)

VIRGINIA--4.34%

$ 4,500   Virginia Beach Development Authority
            Sentara Bayside Hospital (Pre-refunded with
            U.S. Government Securities to
            11/01/01 @ 102)............................ Aa2       AA            11/01/21          6.300%   $  4,669,605
  5,815   Virginia Transportation Board Revenue
            Route 28 Project........................... Aa1       AA            04/01/18          6.500       6,029,108
                                                                                                             -----------
                                                                                                              10,698,713
                                                                                                             -----------
WASHINGTON--1.95%

  4,500   Metropolitan Seattle Sewer Revenue Series W
            (Pre-refunded with U.S. Government
            Securities to 01/01/03 @ 102)
            (MBIA Insured)............................. Aaa       AAA           01/01/33          6.300        4,807,170
                                                                                                             -----------
WISCONSIN--2.83%

  6,750   Wisconsin Health & Educational Facilities
            Authority Sisters of Sorrowful Mother
            Health Care System (MBIA Insured).......... Aaa       AAA           06/01/20          6.250        6,965,325
                                                                                                             -----------
Total Long-Term Municipal Bonds (cost--$229,900,394)....                                                     241,292,721
                                                                                                             -----------
SHORT-TERM MUNICIPAL NOTES--0.28%

GEORGIA--0.12%

    300   Hapeville Georgia Development Authority
            Industrial Development Revenue
            Hapeville Hotel Ltd.........................P1        NR            04/02/01          3.700*         300,000
                                                                                                              ----------
INDIANA--0.12%

    300   Princeton Industrial Pollution Control Revenue
            PSI Energy, Inc. Project................... VMIG-1    A1+           04/02/01          3.700*        300,000
                                                                                                              ---------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


PRINCIPAL
 AMOUNT                                               MOODY'S       S&P       MATURITY        INTEREST
  (000)                                               RATING      RATING        DATES           RATES          VALUE
 -------                                             --------     -------      ------          -------         -----

SHORT-TERM MUNICIPAL NOTES--(CONCLUDED)

LOUISIANA--0.04%

    100   Louisiana Public Facilities Authority Revenue
            Industrial Development-Kenner
            Hotel Ltd.................................. P1        NR            04/02/01          3.700%*   $    100,000
                                                                                                            ------------
Total Short-Term Municipal Notes (cost--$700,000)......                                                          700,000
                                                                                                            ------------
Total Investments (cost--$230,600,394)--98.28%.........                                                      241,992,721
Other assets in excess of liabilities--1.72%...........                                                        4,218,351
                                                                                                            ------------
Net Assets--100.00% ...................................                                                     $246,211,072
                                                                                                            ============


---------

+    The maturity date reflects the mandatory date bond will be put back to issuer.
++   Illiquid securities representing 4.38% of net assets.
* Variable rate demand note is payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 2001.
AMBAC-- American Municipal Bond Assurance Corporation.
FGIC -- Financial Guaranty Insurance Company.
FHA  -- Federal Housing Authority.
MBIA -- Municipal Bond Investors Assurance.

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



STATEMENT OF ASSETS AND LIABILITIES                  MARCH 31, 2001 (UNAUDITED)


ASSETS:
Investments in securities, at value (cost--$230,600,394) .........................................   $241,992,721
Cash .............................................................................................         96,998
Interest receivable ..............................................................................      4,606,712
Other assets .....................................................................................          3,143
                                                                                                     ------------
Total assets .....................................................................................    246,699,574
                                                                                                     ------------
LIABILITIES:
Dividends payable to preferred shareholders ......................................................        217,949
Payable to investment adviser and administrator ..................................................        162,092
Accrued expenses and other liabilities ...........................................................        108,461
                                                                                                     ------------
Total liabilities ................................................................................        488,502
                                                                                                     ------------
NET ASSETS:
Auction Preferred Shares Series A & B--1,600 non-participating shares authorized, issued and outstanding; $0.001 par value; $50,000 liquidation
  value ..........................................................................................     80,000,000
                                                                                                     ------------
Common Stock--$0.001 par value; total authorized shares--199,998,400; 10,356,667
shares issued and outstanding.....................................................................    153,674,147
Undistributed net investment income...............................................................      1,120,232
Accumulated net realized gain from investment transactions........................................         24,366
Net unrealized appreciation of investments .......................................................     11,392,327
                                                                                                     ------------
Net assets applicable to common shareholders .....................................................    166,211,072
                                                                                                     ------------
Total net assets .................................................................................   $246,211,072
                                                                                                     ============
Net asset value per common share ($166,211,072 applicable to 10,356,667 common shares outstanding)         $16.05
                                                                                                           ======





                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.





STATEMENT OF OPERATIONS


                                                                    FOR THE
                                                               SIX MONTHS ENDED
                                                                 MARCH 31, 2001
                                                                  (UNAUDITED)
                                                                 -------------

INVESTMENT INCOME:
Interest ........................................................  $7,345,860
                                                                   ----------

EXPENSES:
Investment advisory and administration ..........................   1,103,475
Auction Preferred Shares expenses ...............................     132,032
Custody and accounting ..........................................      73,070
Professional fees ...............................................      29,232
Reports and notices to shareholders .............................      23,660
Transfer agency and service fees ................................      11,370
Directors' fees .................................................       5,250
Other expenses ..................................................      10,783
                                                                   ----------
                                                                    1,388,872
Less: Fee waivers from adviser ..................................    (153,269)
                                                                   ----------
Net expenses ....................................................   1,235,603
                                                                   ----------
Net investment income ...........................................   6,110,257
                                                                   ----------

REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions .................      24,665
Net change in unrealized appreciation/depreciation of investments   3,720,322
                                                                   ----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES .....   3,744,987
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............  $9,855,244
                                                                   ==========



                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



STATEMENT OF CHANGES IN NET ASSETS




                                                                                  FOR THE
                                                                              SIX MONTHS ENDED    FOR THE
                                                                               MARCH 31, 2001    YEAR ENDED
                                                                                 (UNAUDITED) SEPTEMBER 30, 2000
                                                                              -------------  ---------------
FROM OPERATIONS:
Net investment income ....................................................      $6,110,257      $12,193,148
Net realized gains from investment transactions ..........................          24,665        2,857,743
Net change in unrealized appreciation/depreciation of investments ........       3,720,322       (4,135,444)
                                                                              ------------     ------------
Net increase in net assets resulting from operations .....................       9,855,244       10,915,447
                                                                              ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income--common stockholders ...............................      (4,660,500)      (9,321,000)
Net investment income--preferred stockholders ............................      (1,148,471)      (3,241,281)
Net realized gain on investments--common stockholders ....................      (1,919,090)        (158,457)
Net realized gain on investments--preferred stockholders .................        (684,752)         (43,712)
                                                                              ------------     ------------
Total dividends and distributions to stockholders ........................      (8,412,813)     (12,764,450)
                                                                              ------------     ------------
Net increase (decrease) in net assets ....................................       1,442,431       (1,849,003)

NET ASSETS:
Beginning of period ......................................................     244,768,641      246,617,644
                                                                              ------------     ------------
End of period (including undistributed net investment income of $1,120,232
  and $818,946, respectively) ............................................    $246,211,072     $244,768,641
                                                                              ============     ============





                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



STATEMENT OF CASH FLOWS

                                                                           FOR THE
                                                                      SIX MONTHS ENDED
                                                                       MARCH 31, 2001
                                                                         (UNAUDITED)
                                                                      ----------------
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received ....................................................    $6,774,117
Expenses paid (net of fee waivers) ...................................    (1,263,482)
Sale of short-term portfolio investments, net ........................     7,875,000
Purchase of long-term portfolio investments ..........................    (5,518,575)
Sale of long-term portfolio investments ..............................       569,672
                                                                          ----------
Net cash provided by operating activities ............................     8,436,732
                                                                          ----------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid from net investment income to common stockholders .....    (4,660,500)
Dividends paid from net investment income to preferred stockholders ..    (1,120,496)
Distribution paid from capital gains to common stockholders ..........    (1,919,090)
Distribution paid from capital gains to preferred stockholders .......      (684,752)
                                                                          ----------
Net cash used for financing activities ...............................    (8,384,838)
                                                                          ----------
Net increase in cash .................................................        51,894
Cash at beginning of period ..........................................        45,104
                                                                          ----------
Cash at end of period ................................................    $   96,998
                                                                          ==========
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations .................    $9,855,244
                                                                          ----------
Increase in investments, at value ....................................      (851,937)
Increase in interest receivable ......................................      (538,696)
Decrease in other assets .............................................           540
Increase in payable to investment adviser and administrator ..........         5,793
Decrease in accrued expenses and other liabilities ...................       (34,212)
                                                                          ----------
Total adjustments ....................................................    (1,418,512)
                                                                          ----------
Net cash provided by operating activities ............................    $8,436,732
                                                                          ==========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over the counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

   DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CONCENTRATION OF RISK

     The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Brinson Advisors, Inc. ("Brinson Advisors"), an indirect wholly owned asset management subsidiary of UBS AG, under which Brinson Advisors serves as investment adviser and administrator of the Fund (Mitchell Hutchins Asset Management Inc. changed its name to Brinson Advisors, Inc. effective May 1, 2001). In accordance with the Advisory Contract, Brinson Advisors receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


average weekly net assets. For the six months ended March 31, 2001, Brinson Advisors voluntarily waived $153,269 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at March 31, 2001, was substantially the same as the cost of securities for financial statement purposes.


   At March 31, 2001, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess of value over cost)...... $11,930,904
Gross depreciation  (from investments having an excess of cost over value).....    (538,577)
                                                                                -----------
Net unrealized appreciation of investments .................................... $11,392,327
                                                                                ===========

   For the six months ended March 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $5,518,575 and $569,672, respectively.

FEDERAL TAX STATUS

   The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

CAPITAL STOCK

   COMMON STOCK--There are 199,998,400 shares of $0.001 par value common stock authorized and 10,356,667 common shares outstanding.

   AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

   Dividends, which are cumulative, are generally reset every 28 days for APS Series A and three months for APS Series B. Dividend rates ranged from 3.79% to 6.90% for the six months ended March 31, 2001.

   The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

    The APS are entitled to one vote per share and unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.





FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:



                                                              FOR THE
                                                             SIX MONTHS
                                                               ENDED
                                                              MARCH 31,                FOR THE YEARS ENDED SEPTEMBER 30,
                                                                2001     ---------------------------------------------------------
                                                             (UNAUDITED)   2000         1999       1998        1997        1996
                                                              ---------  -------      -------     -------     -------     -------
Net asset value, beginning of period ......................   $ 15.91   $   16.09    $   17.09   $   16.78   $  16.11   $   15.73
                                                              -------   ---------    ---------   ---------   --------   ---------
Net investment income .....................................      0.59        1.18         1.17        1.19       1.19        1.21
Net realized and unrealized gains (losses)
  from investments ........................................      0.37       (0.13)       (1.02)       0.29       0.65        0.35
                                                              -------   ---------    ---------   ---------   --------   ---------
Net increase from investment operations ...................      0.96        1.05         0.15        1.48       1.84        1.56
                                                              -------   ---------    ---------   ---------   --------   ---------
Dividends and distributions:
  From net investment income:
    Common stockholders ...................................     (0.45)      (0.90)       (0.90)      (0.90)     (0.90)      (0.90)
    Common share equivalent of dividends
      paid to preferred stockholders ......................     (0.11)      (0.31)       (0.25)      (0.27)     (0.27)      (0.28)
  From net realized gain on investments:
    Common stockholders ...................................     (0.19)      (0.02)        --          --         --          --
    Common share equivalent of distributions
      paid to preferred stockholders ......................     (0.07)      (0.00)(1)     --          --         --          --
                                                              -------   ---------    ---------   ---------   --------   ---------
Total dividends and distributions to stockholders .........     (0.82)      (1.23)       (1.15)      (1.17)     (1.17)      (1.18)
                                                              -------   ---------    ---------   ---------   --------   ---------
Net asset value, end of period ............................   $ 16.05   $   15.91    $   16.09   $   17.09   $  16.78   $   16.11
                                                              =======   =========    =========   =========   ========   =========
Per share market value, end of period .....................   $ 15.00   $   13.75    $   13.88   $   15.94   $  15.06   $   13.63
                                                              =======   =========    =========   =========   ========   =========
Total investment return(2) ................................     12.56%       5.90%       (7.68)%     12.21%     17.76%      12.03%
                                                              =======   =========    =========   =========   ========   =========
Ratios to average net assets attributable to common shares:
    Total expenses, net of waivers from adviser ...........      1.49%*      1.52%        1.52%       1.44%      1.44%       1.34%
    Total expenses, before waivers from adviser ...........      1.68%*      1.71%        1.71%       1.62%      1.77%       1.71%
    Net investment income before preferred
      stock dividends .....................................      7.39%*      7.48%        7.01%       7.03%      7.27%       7.61%
    Preferred stock dividends .............................      1.39%*      1.99%        1.50%       1.62%      1.66%       1.73%
    Net investment income available to common
      stockholders ........................................      6.00%*      5.49%        5.51%       5.41%      5.61%       5.88%
Supplemental data:
    Net assets, end of period (000's) ..................... $ 246,211   $ 244,769    $ 246,618    $256,983   $253,767   $  246,804
    Portfolio turnover rate ...............................         0%         14%           8%          0%         3%          0%
    Asset coverage per share of preferred
      stock, end of period ................................ $ 153,882   $ 152,980    $ 154,136    $160,614   $158,604   $  154,252

-----------

*  Annualized.

(1)  Distribution equal to $0.0042 per share.

(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return for a period of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.





GENERAL INFORMATION (UNAUDITED)

THE FUND

   Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Brinson Advisors Inc., an indirect wholly owned asset management subsidiary of UBS AG, which has over $70 billion in assets under management as of April 30, 2001.

SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "PPM". Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

   An annual meeting of shareholders of the Fund was held on January 18, 2001. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, Frederick V. Malek, Carl
W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and PricewaterhouseCoopers LLP was ratified as independent accountants for the Fund for the fiscal year ending September 30, 2001.

COMMON STOCK AND APS SHARES VOTING AS A SINGLE CLASS:

PROPOSAL 1
                                                                    SHARES
                                                    SHARES         WITHHOLD
                                                   VOTED FOR       AUTHORITY
                                                   --------        --------
To vote for or against the election of:
Richard Q. Armstrong ...........................   9,960,772        149,825
E. Garrett Bewkes, Jr ..........................   9,953,966        156,631
Richard R. Burt ................................   9,965,068        145,529
George W. Gowen ................................   9,958,414        152,183
Frederick V. Malek .............................   9,966,514        144,083
Carl W. Schafer ................................   9,967,628        142,969
Brian M. Storms ................................   9,968,618        141,979

PROPOSAL 2
                                                      SHARES
                                      SHARES         WITHHOLD        SHARES
                                     VOTED FOR       AUTHORITY       AGAINST
                                     --------        --------        ------
Ratification of the selection of
PricewaterhouseCoopers LLP as
 the independent accountants
 for the fiscal year ending
 September 30, 2001................. 9,972,802         88,591         49,204

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

AUCTION PREFERRED SHARES:

PROPOSAL 1
                                                                    SHARES
                                                    SHARES         WITHHOLD
                                                   VOTED FOR       AUTHORITY
                                                   --------        --------
To vote for or against the election of:
Margo N. Alexander .............................      1,590            0
Meyer Feldberg .................................      1,590            0

(BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN THE "SHARES WITHHOLD
 AUTHORITY" TOTALS)

DISTRIBUTION POLICY

   The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of UBS PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266.

                       This page intentionally left blank.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.





DIRECTORS
E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN                        George W. Gowen
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms

PRINCIPAL OFFICERS
Brian M. Storms                 Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER
Amy R. Doberman                 Elbridge T. Gerry, III
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT



INVESTMENT ADVISOR AND
ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019





THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                             [LOGO] UBS|PaineWebber
                         (c) 2001 UBS PaineWebber Inc.
                              All Rights Reserved
                                  Member SIPC
                  UBS PaineWebber is a service mark of UBS AG.